For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:			Blackrock Financial Management, Inc.
1.	Issuer:	Citigroup
2.	Date of Purchase:	9/10/2013	3.	Date offering commenced:	9/10/2013
4.	Underwriter(s) from whom purchased:		RBC Capital Markets, LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				PNC Capital Markets LLC
6.	Aggregate principal amount or number of shares purchased: *this number represents the principal amount of $335,000.00 times the offering price				$335,000*
7.	Aggregate principal amount or total number of shares offered: **This number represents the principal amount of $1,000,000,000 times the offering price				$1,000,000,000**
8.	Purchase price per unit or share (net of fees and expenses):				$100.000
9.	Initial public offering price per unit or shares:		$100.000
10.	Commission, spread or profit:	0.875%
11.	Have the following conditions been satisfied?				YES	NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Cynthia McCullough	Date:	10/11/2013
Print Name:		Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:			BlackRock Financial Management, Inc.
1.	Issuer:	Spectra Energy Partners LP
2.	Date of Purchase:	9/16/2013	3.	Date offering commenced:	9/16/2013
4.	Underwriter(s) from whom purchased:		Morgan Stanley & CO LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: *This number represents the principal amount of $415,000 times the offering price				$414,024.75*
7.	Aggregate principal amount or total number of shares offered: ** This number represents the principal amount of $1,000,000,000** times the offering price				$997,650,000**
8.	Purchase price per unit or share (net of fees and expenses):				$99.765
9.	Initial public offering price per unit or shares:		$99.765
10.	Commission, spread or profit:	0.650%
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Cynthia McCullough	Date:	10/11/2013
Print Name:		Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.
1.	Issuer:	Buckeye Partners, L.P. (2018)
2.	Date of Purchase:	11/6/2013	3.	Date offering commenced:	11/6/2013
4.	Underwriter(s) from whom purchased:		Barclays Capital Inc.
5.	“Affiliated Underwriter” managing or participating in syndicate:				PNC Capital Markets LLC, UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: *This number represents the principal amount of $875,000.00 times the offering price				$873,451.25*
7.	Aggregate principal amount or total number of shares offered: ** This number represents the principal amount of $400,000,000,000** times the offering price				$399,292,000**
8.	Purchase price per unit or share (net of fees and expenses):				$99.823
9.	Initial public offering price per unit or shares:		$99.823
10.	Commission, spread or profit:	0.600%
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Cynthia McCullough	Date:	12/19/2013
Print Name:		Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:			BlackRock Financial Management, Inc.
1.	Issuer:	Phillip Morris International Inc. (2023)
2.	Date of Purchase:	11/4/2013	3.	Date offering commenced:	11/4/2013
4.	Underwriter(s) from whom purchased:		Citigroup Global markets Inc.
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: *This number represents the principal amount of $440,000.00 times the offering price				$436,818.80*
7.	Aggregate principal amount or total number of shares offered: ** This number represents the principal amount of $500,000,000** times the offering price				$496,385,000**
8.	Purchase price per unit or share (net of fees and expenses):				$99.277
9.	Initial public offering price per unit or shares:		$99.277
10.	Commission, spread or profit:	0.4500%
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Cynthia McCullough	Date:	12/19/2013
Print Name:		Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:			BlackRock Financial Management Inc.
1.	Issuer:	Philip Morris International Inc. (2019)
2.	Date of Purchase:	11/4/2013	3.	Date offering commenced:	11/4/2013
4.	Underwriter(s) from whom purchased:		Citigroup Global Markets Inc.
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: *This number represents the principal amount of $360,000.00 times the offering price				$357,195.60*
7.	Aggregate principal amount or total number of shares offered: ** This number represents the principal amount of $750,000,000** times the offering price				$744,157,500**
8.	Purchase price per unit or share (net of fees and expenses):				$99.221
9.	Initial public offering price per unit or shares:		$99.221
10.	Commission, spread or profit:	0.4500%
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Cynthia McCullough	Date:	12/19/2013
Print Name:		Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:			BlackRock Financial Management, Inc.
1.	Issuer:	JPMorgan Chase & Co.
2.	Date of Purchase:	7/22/2013	3.	Date offering commenced:	7/22/2013
4.	Underwriter(s) from whom purchased:		J.P. Morgan Securities LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				PNC Capital Markets LLC
6.	Aggregate principal amount or number of shares purchased: *This number represents the principal amount of $465,000 times the offering price				$465,000*
7.	Aggregate principal amount or total number of shares offered: ** This number represents the principal amount of $1,500,000,000** times the offering price				$1,500,000,000**
8.	Purchase price per unit or share (net of fees and expenses):				$100.00
9.	Initial public offering price per unit or shares:		$100.00
10.	Commission, spread or profit:	1.250%
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Cynthia McCullough	Date:	8/20/2013
Print Name:		Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:			BlackRock Financial Management, Inc.
1.	Issuer:	Hospira, Inc.
2.	Date of Purchase:	8/7/2013	3.	Date offering commenced:	8/7/2013
4.	Underwriter(s) from whom purchased:		Morgan Stanley & Co. LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				PNC Capital Markets LLC
6.	Aggregate principal amount or number of shares purchased: *This number represents the principal amount of $610,000.00 times the offering price				$607,944.30*
7.	Aggregate principal amount or total number of shares offered: ** This number represents the principal amount of $350,000,000** times the offering price				$348,820,500.00**
8.	Purchase price per unit or share (net of fees and expenses):				$99.663
9.	Initial public offering price per unit or shares:		$99.663
10.	Commission, spread or profit:	0.875%
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Cynthia McCullough	Date:	9/23/2013
Print Name:		Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:			BlackRock Financial Management, Inc.
1.	Issuer:	Wells Fargo & Company
2.	Date of Purchase:	8/8/2013	3.	Date offering commenced:	8/8/2013
4.	Underwriter(s) from whom purchased:		Wells Fargo Securities LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: *This number represents the principal amount of $600,000 times the offering price				$597,954.00*
7.	Aggregate principal amount or total number of shares offered: ** This number represents the principal amount of $1,500,000,000** times the offering price				$1,494,885,000**
8.	Purchase price per unit or share (net of fees and expenses):				$99.659
9.	Initial public offering price per unit or shares:		$99.659
10.	Commission, spread or profit:	0.450%
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Cynthia McCullough	Date:	9/23/2013
Print Name:		Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:			BlackRock Financial Management, Inc.
1.	Issuer:	Carnival Corporation (2020)
2.	Date of Purchase:	10/9/2013	3.	Date offering commenced:	10/9/2013
4.	Underwriter(s) from whom purchased:		J.P. Morgan Securities LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				PNC Capital Markets LLC, UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: *This number represents the principal amount of $705,000.00 times the offering price				$703,167.00*
7.	Aggregate principal amount or total number of shares offered: ** This number represents the principal amount of $700,000,000** times the offering price				$698,180,000**
8.	Purchase price per unit or share (net of fees and expenses):				$99.740
9.	Initial public offering price per unit or shares:		$99.740
10.	Commission, spread or profit:	0.446%
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Cynthia McCullough	Date:	10/24/2013
Print Name:		Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:			BlackRock Financial Management, Inc.
1.	Issuer:	Citigroup Inc. (Preferred Stock)
2.	Date of Purchase:	10/24/2013	3.	Date offering commenced:	10/24/2013
4.	Underwriter(s) from whom purchased:		Citigroup Global Markets Inc.
5.	“Affiliated Underwriter” managing or participating in syndicate:				PNC Capital Markets LLCUBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: *This number represents the principal amount of $20,000.00 times the offering price				$500,000.00*
7.	Aggregate principal amount or total number of shares offered: ** This number represents the principal amount of $52,000,000** times the offering price				$1.300,000,000**
8.	Purchase price per unit or share (net of fees and expenses):				$25.000
9.	Initial public offering price per unit or shares:		$25.000
10.	Commission, spread or profit:	0.0315%
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Cynthia McCullough	Date:	10/29/2013
Print Name:		Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Global Real Estate Securities Investments
Name of Adviser or Sub-Adviser:			Brookfield Investment Management Inc.
1.	Issuer:	Hilton Worldwide Holdings Inc.
2.	Date of Purchase:	12/12/2013	3.	Date offering commenced:	12/12/2013
4.	Underwriter(s) from whom purchased:		Deutsche Bank Securities Inc.
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:				12,100
7.	Aggregate principal amount or total number of shares offered:				112,820,512
8.	Purchase price per unit or share (net of fees and expenses):				$20.00
9.	Initial public offering price per unit or shares:		$20.00
10.	Commission, spread or profit:	$.725/share
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Seth Gelman	Date:	1/8/2014
Print Name:		Seth Gelman

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Global Real Estate Securities Investments
Name of Adviser or Sub-Adviser:			Brookfield Investment Management Inc.
1.	Issuer:	Brixmor Property Group Inc.
2.	Date of Purchase:	10/29/2013	3.	Date offering commenced:	10/29/2013
4.	Underwriter(s) from whom purchased:		Wells Fargo Securities, LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:				6,600
7.	Aggregate principal amount or total number of shares offered:				37,500,000
8.	Purchase price per unit or share (net of fees and expenses):				$20.00
9.	Initial public offering price per unit or shares:		$20.00
10.	Commission, spread or profit:	1.00/Share
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Seth Gelman	Date:	11/15/2013
Print Name:		Seth Gelman

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Small/Medium Co Value Equity Investments
Name of Adviser or Sub-Adviser:			Metropolitan West Capital Management, LLC
1.	Issuer:	Integra Life Science Corp
2.	Date of Purchase:	November 6, 2013	3.	Date offering commenced:	November 6, 2013
4.	Underwriter(s) from whom purchased:		Morgan Stanley
5.	“Affiliated Underwriter” managing or participating in syndicate:				Wells Fargo Securities
6.	Aggregate principal amount or number of shares purchased:				$858,640
7.	Aggregate principal amount or total number of shares offered:				$140,000,000
8.	Purchase price per unit or share (net of fees and expenses):				$40.00
9.	Initial public offering price per unit or shares:		$40.00
10.	Commission, spread or profit:	5.00%
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Nate Statler	Date:	December 17, 2013
Print Name:		Nate Statler

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Small/Medium Co Value Equity Investments
Name of Adviser or Sub-Adviser:			Metropolitan West Capital Management, LLC
1.	Issuer:	Essent Group Ltd.
2.	Date of Purchase:	10/31/2013	3.	Date offering commenced:	11/31/2013
4.	Underwriter(s) from whom purchased:		JP Morgan
5.	“Affiliated Underwriter” managing or participating in syndicate:				Wells Fargo Securities
6.	Aggregate principal amount or number of shares purchased:				65,945 shares
7.	Aggregate principal amount or total number of shares offered:				17,000,000 shares
8.	Purchase price per unit or share (net of fees and expenses):				$17.00/share
9.	Initial public offering price per unit or shares:		$17.00/Share
10.	Commission, spread or profit:	$1.105 share
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Nate Statler	Date:	11/18/13
Print Name:		Nate Statler

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Small/Medium Co Value Equity Investments
Name of Adviser or Sub-Adviser:			Systematic Financial Management L.P.
1.	Issuer:	AES Corporation (AES)
2.	Date of Purchase:	12/13/2013	3.	Date offering commenced:	12/13/2013
4.	Underwriter(s) from whom purchased:		Barclays
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS
6.	Aggregate principal amount or number of shares purchased:				36,925 shares
7.	Aggregate principal amount or total number of shares offered:				1,000,000 shares
8.	Purchase price per unit or share (net of fees and expenses):				$13.65
9.	Initial public offering price per unit or shares:		$13.65
10.	Commission, spread or profit:	$.1614
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Karen E. Kohler	Date:	Jan. 16,2014
Print Name:		Karen E. Kohler, Chief Compliance Officer/Chief Operating Officer

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Rule 144A Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:		Blackrock Financial Management, Inc.
1.	Issuer:	IAC/InterActiveCorp (2018)
2.	Date of Purchase:	11/12/2013	3.	Date offering commenced:	11/12/2013
4.	Underwriter(s) from whom purchased:		J.P. Morgan Securities LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				PNC Capital Markets LLC
6.	Aggregate principal amount or number of shares purchased:				$535,000.00*
*This number represents the principal amount of $535,000 times the offering price.
7.	Aggregate principal amount or total number of shares offered:				$500,000,000**
**This number represents the principal amount of $500,000,000 times the offering price.
8.	Purchase price per unit or share (net of fees and expenses):				$100.000
9.	Initial public offering price per unit or shares:		$100.000
10.	Commission, spread or profit:	1.125%
11.	Have the following conditions been satisfied?				YES	NO
	a.			The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X
	b.			The securities are sold to persons reasonably believed to be “qualified institutional buyers) (“QIBs”).	X
	c.			The securities are reasonably believed to be eligible for resale to other QIBs.	X
d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	e.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X
	f.			The underwriting was a firm commitment underwriting.	X
	g.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
	h.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X
i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25% of the principal amount of the offering.
X
	j.			No Affiliated Underwriter benefited directly or indirectly from the purchase.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Cynthia McCullough			Date:	12/19/2013
Print Name:	Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Rule 144A Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:		Blackrock Financial Management, Inc.
1.	Issuer:	Perrigo Company Limited (2023)
2.	Date of Purchase:	11/5/2013	3.	Date offering commenced:	11/5/2013
4.	Underwriter(s) from whom purchased:		HSBC Securities (USA) Inc.
5.	“Affiliated Underwriter” managing or participating in syndicate:				PNC Capital Markets LLC
6.	Aggregate principal amount or number of shares purchased:				$378,415.40*
*This number represents the principal amount of $380,000 times the offering price.
7.	Aggregate principal amount or total number of shares offered:				$796,664,000.00**
**This number represents the principal amount of $500,000,000 times the offering price.
8.	Purchase price per unit or share (net of fees and expenses):				$99.583
9.	Initial public offering price per unit or shares:		$99.583
10.	Commission, spread or profit:	0.650%
11.	Have the following conditions been satisfied?				YES	NO
	a.			The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X
	b.			The securities are sold to persons reasonably believed to be “qualified institutional buyers) (“QIBs”).	X
	c.			The securities are reasonably believed to be eligible for resale to other QIBs.	X
d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	e.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X
	f.			The underwriting was a firm commitment underwriting.	X
	g.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
	h.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X
i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25% of the principal amount of the offering.
X
	j.			No Affiliated Underwriter benefited directly or indirectly from the purchase.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Cynthia McCullough			Date:	12/19/2013
Print Name:	Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Rule 144A Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:		Blackrock Financial Management, Inc.
1.	Issuer:	General Motors Company (2018)
2.	Date of Purchase:	9/24/2013	3.	Date offering commenced:	9/24/2013
4.	Underwriter(s) from whom purchased:		Citigroup Global Markets Inc.
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:				$840,000*
*This number represents the principal amount of $840,000 times the offering price.
7.	Aggregate principal amount or total number of shares offered:				$1,500,000,000**
**This number represents the principal amount of $1,500,000,000 times the offering price.
8.	Purchase price per unit or share (net of fees and expenses):				$100.000
9.	Initial public offering price per unit or shares:		$100.000
10.	Commission, spread or profit:	0.875%
11.	Have the following conditions been satisfied?				YES	NO
	a.			The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X
	b.			The securities are sold to persons reasonably believed to be “qualified institutional buyers) (“QIBs”).	X
	c.			The securities are reasonably believed to be eligible for resale to other QIBs.	X
d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	e.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X
	f.			The underwriting was a firm commitment underwriting.	X
	g.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
	h.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X
i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25% of the principal amount of the offering.
X
	j.			No Affiliated Underwriter benefited directly or indirectly from the purchase.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Cynthia McCullough			Date:	10/11/2013
Print Name:	Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Rule 144A Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:		Blackrock Financial Management, Inc.
1.	Issuer:	General Motors Company (2043)
2.	Date of Purchase:	9/24/2013	3.	Date offering commenced:	9/24/2013
4.	Underwriter(s) from whom purchased:		Citigroup Global Markets Inc.
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:				$170,000*
*This number represents the principal amount of $170,000 times the offering price.
7.	Aggregate principal amount or total number of shares offered:				$1,500,000,000**
**This number represents the principal amount of $1,500,000,000 times the offering price.
8.	Purchase price per unit or share (net of fees and expenses):				$100.000
9.	Initial public offering price per unit or shares:		$100.000
10.	Commission, spread or profit:	0.875%
11.	Have the following conditions been satisfied?				YES	NO
	a.			The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X
	b.			The securities are sold to persons reasonably believed to be “qualified institutional buyers) (“QIBs”).	X
	c.			The securities are reasonably believed to be eligible for resale to other QIBs.	X
d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	e.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X
	f.			The underwriting was a firm commitment underwriting.	X
	g.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
	h.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X
i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25% of the principal amount of the offering.
X
	j.			No Affiliated Underwriter benefited directly or indirectly from the purchase.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Cynthia McCullough			Date:	10/11/2013
Print Name:	Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Municipal Securities

Fund:		PACE Municipal Fixed Income Investments
Name of Adviser or Sub-Adviser:		Standish Mellon Asset Management
1.	Issuer:	Tobacco STLMNT NY FIN C'16/100, 6/1/20,5.00%
2.	Date of Purchase:	12/5/13	3.	Date offering commenced:	12/5/13
4.	Underwriter(s) from whom purchased:		CITIGROUP Global Markets, Inc.
5.	“Affiliated Underwriter” managing or participating in syndicate:				BNY Mellon Capital Markets, LLC
6.	Aggregate principal amount or number of shares purchased:				$1,082,500.00
7.	Aggregate principal amount or total number of shares offered:				565,655,000
8.	Purchase price per unit or share (net of fees and expenses):				$108.25
9.	Initial public offering price per unit or shares:		$108.25
10.	Commission, spread or profit:	0.375%
11.	Have the following conditions been satisfied?				YES	NO
	a.			The securities are “municipal securities” as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.	X
	b.			The securities were purchased prior to the end of the first day on which any sales are made.	X
	c.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering.	X
	d.			The underwriting was a firm commitment underwriting.	X
	e.			The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
f.
The securities are sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i)are subject to no greater than moderate credit risk or (ii) if the issuer, or entity supplying the revenues from which the issue is to be paid, shall have been in continuous operation for less than three years (including any predecessor), the securities are subject to a minimal or law amount of credit risk.
X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.			No purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Christine Todd			Date:	1/13/14
Print Name:	Christine Todd